SELIGMAN
                                -------------

                                       GROWTH
                                   FUND, INC.



                                   [GRAPHIC]




                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                   ----------

                               Seeking Longer-Term
                                Growth of Capital
                              Value and an Increase
                                in Future Income



                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.


[PHOTO]

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12


Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   18
Federal Tax Status of 1998 Dividend and
  Gain Distributions for Taxable Accounts
  and For More Information ................................................   19
Board of Directors and Executive Officers .................................   20
Glossary of Financial Terms ...............................................   21

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

Seligman Growth Fund had a solid year in 1998, posting a total return of 35.24% based on the net asset value of Class A shares. This return outpaced the 22.11% total return of the Fund's peers, as measured by the Lipper Growth Funds Average, but lagged the 38.71% total return of the Russell 1000 Growth Index, which measures the performance of large-capitalization growth stocks. A discussion with your Portfolio Manager begins on page 2.

The past year was one of continued growth for the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion in the US. A widely watched market measure, the S&P 500, rose 28.58% in 1998, the first time in history that the S&P 500 registered more than 20% gains four years in a row. But, despite the strong year-end numbers, 1998 was the most volatile year for the markets since 1987.

Once again in 1998, exceptional performance from an extremely narrow list of stocks masked the true investment results in the broad market. Within the S&P 500, the successes of a few stocks blurred the total picture. In fact, 197 stocks within the S&P 500, representing 39% of the Index, actually lost market value during the last 12 months. Investment results between asset classes were also more widely dispersed than usual. The disparity was almost unprecedented. While the large-cap S&P 500 rose 28.58%, the Russell 2000 Index, which measures small-cap stocks, declined 2.55%.

The market's volatility can be attributed to a number of factors -- some domestic, many international. The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. Currency instability and rising global recession/deflation fears exacerbated market volatility. Anxiety increased following the Russian debt default and the near-collapse of Long-Term Capital Management LP, a large hedge fund plagued by a series of bad currency investments. By late August, a stock market correction threatened to turn into a more significant decline as the Dow Jones Industrial Average fell more than 850 points in two days, wiping out all of the year's gains.

During the second half of the year, the Federal Reserve Board cut the federal-funds rate three times. These actions confirmed the Fed's resolve to protect the US economy from the global financial crisis and markets responded favorably throughout November and December.

Subdued inflation, low interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession are all positive for the US markets in 1999. We expect a challenging environment confronted with economic uncertainties and continued high volatility. Pressure on corporate profits is likely to continue as the US enters a period of slower growth. Valuations on some of the largest stocks seem excessive, and any broadening of the market in 1999 may negatively affect their share prices. In addition, low commodity prices are impacting much of the world, making it harder for US multinationals to export. Nonetheless, we see moderately positive returns for the year in line with our lower growth projections.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Growth Fund in 1998. We look forward to serving your investment needs in 1999.

By order of the Board of Directors,


/s/ William Morris

William C. Morris
Chairman

                                                               /s/ Brian T. Zino

                                                               Brian T. Zino
                                                               President

January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q.   How did Seligman Growth Fund perform in the last 12 months?

A. We were pleased with Seligman Growth Fund's strong results in 1998. The Fund posted a total return of 35.24% based on the net asset value of Class A shares. This return far outpaced the 22.11% total return of its peers, as measured by the Lipper Growth Funds Average, but lagged the 38.71% total return of the Russell 1000 Growth Index, which measures the performance of large-capitalization growth stocks.

Q.   Which economic and market factors influenced the Fund's results in 1998?

A. In 1998, the US economy expanded for the eighth year in a row as we experienced a continuation of subdued inflation, low interest rates, and strong consumer demand. Quality large-capitalization growth stocks were among the year's biggest beneficiaries.

     As investors worried about everything from deflationary pressures in the US to devalued currencies in the emerging markets, the largest, most liquid companies in the US -- companies with proven track records of growing earnings in the past, and prospects for doing more of the same in the future -- were rewarded in a "flight to quality." This trend, while positive for the biggest stocks in the growth category, caused a narrowing of the market that left many stocks behind. In fact, 50 of the stocks in the S&P 500 accounted for about 94% of the performance of the Index.

     Mergers and acquisitions played a major market role in 1998. The total value of announced deals in the US this past year was $1.613 trillion, up 78% from 1997. This activity reflects the problems facing many companies in an environment where downward pressure on prices is making it harder for them to increase revenue. Forging a strategic partnership or buying a complementary business allows a company to streamline and become more competitive. This has helped the performance of a number of large-cap growth stocks.

Q.   What is your investment strategy?

A. Our strategy is to invest in large-cap stocks with earnings growth rates of at least one-and-a-half times that of the market. Based on our three-year corporate profit growth projection of 8% to 10%, we are currently looking at companies that we expect can grow earnings by at least 12-15% per year. We try to maintain a fairly concentrated portfolio of about 50 stocks. This allows us to really know the companies we own. At year-end, our top 10 holdings accounted for 35% of the Fund's portfolio.


[PHOTO]

Growth Team: (from left) Michelle Borre, David Levy, Sheila Grayson (Administrative Assistant), (seated) Marion S. Schultheis (Portfolio Manager); (not pictured) Craig Chodash

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Growth Fund is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted in the management of the Fund by a group of seasoned professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

     When choosing a stock, we perform both quantitative and fundamental analysis. We screen for both top- and bottom-line growth, strong cash flow, and a strong balance sheet. Evaluating the strength of a company's management is also a major factor in our investment strategy. We look for managements with vision and consistent messages, who can deliver on their promises.

     The final thing we look at is valuations within an industry group. We analyze companies based on historical performance, balance sheets, debt levels, and earnings growth potential. We then decide what we are willing to pay for the highest quality companies in any given industry group.

Q.   What industries affected the Fund's performance last year?

A. In 1998, strong earnings in technology, telecommunications, retailing, and pharmaceuticals translated into solid returns for our Fund.

     In technology, it is important to be invested in the right niches. In 1998, anything Internet-related did extremely well. While we do not own any direct Internet companies -- due to their lofty valuations and general lack of earnings -- we have nonetheless benefited from the Internet boom. Many of the technology companies we hold are actually involved in building and maintaining the infrastructure of the Internet. These are real companies, growing real earnings, with real prospects looking ahead 18 months.

     Much of the excitement in telecommunications was Internet-driven, as was the case in the technology sector. In addition, telecommunications stocks benefited from the continuing move to wireless and digital communications.

     We did well with several of the retailers we held in the Fund. Discounters have continued to take market share away from the big traditional department stores, and we held sizable positions in this type of company. We see this trend continuing for some time.

     The Fund benefited from its exposure to pharmaceutical stocks. This market is expanding due to advances in medicine and the overall aging of the population. The Food and Drug Administration is also approving new products at a much faster rate than in the past, greatly enhancing revenues at these companies.

Q.   What is your outlook?

A. We believe there are several sectors of the economy that can continue to show strong earnings growth and selected companies within these industries should do well. But it is definitely going to be a stock-pickers' market. We believe companies that can either hit or surpass their earnings estimates will be rewarded, while companies that fall short will be punished severely.

     We continue to see selective opportunities in the technology and telecommunications sectors of the market. Consumer cyclical companies that can take market share from their competition -- such as discount retailers -- should also do well in 1999.

     The biggest potential risks to the US market in 1999 come from outside the country. A continuation of the economic problems in Latin America, particularly in Brazil, could have negative repercussions on some of the higher-priced growth stocks in the US. And while there are signs of eventual improvements in Asia in 1999, any slowing of growth in China will also hurt many US large-cap growth stocks.

     But in an uncertain investment environment, a mutual fund with a disciplined investment approach, such as Seligman Growth Fund, should be in a good position to find opportunities others might miss.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1998, to a $10,000 investment made in the Lipper Growth Funds Average and the Russell 1000 Growth Index for the same period. The performances of Seligman Growth Fund Class B and Class D shares are not shown in this chart but are included in the table on page
5. It is important to keep in mind that the Lipper Growth Funds Average and the Russell 1000 Growth Index exclude the effect of fees and/or sales charges.

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

             Seligman Growth Fund   Seligman Growth Fund
               Class A Without         Class A With          Lipper Growth        Russell 1000
                 Sales Charge          Sales Charge          Funds Average        Growth Index
                 ------------          ------------          -------------        ------------
12/31/88            $10,000              $ 9,522                $10,000              $10,000
 3/31/89            $10,594              $10,087                $10,748              $10,695
 6/30/89            $11,735              $11,174                $11,631              $11,773
 9/30/89            $13,484              $12,839                $12,833              $13,238
12/31/89            $13,374              $12,735                $12,737              $13,594
 3/31/90            $12,666              $12,061                $12,471              $13,091
 6/30/90            $14,004              $13,334                $13,378              $14,417
 9/30/90            $11,436              $10,889                $11,280              $12,220
12/31/90            $12,684              $12,077                $12,234              $13,558
 3/31/91            $14,988              $14,270                $14,433              $15,990
 6/30/91            $14,877              $14,165                $14,285              $15,837
 9/30/91            $16,075              $15,306                $15,361              $16,944
12/31/91            $17,561              $16,721                $16,758              $19,139
 3/31/92            $17,207              $16,384                $16,576              $18,194
 6/30/92            $16,352              $15,570                $16,200              $17,996
 9/30/92            $17,357              $16,527                $16,692              $18,787
12/31/92            $19,545              $18,610                $18,199              $20,097
 3/31/93            $19,448              $18,518                $18,684              $19,928
 6/30/93            $18,834              $17,933                $18,858              $19,619
 9/30/93            $20,519              $19,538                $19,780              $19,910
12/31/93            $20,756              $19,763                $20,252              $20,680
 3/31/94            $20,006              $19,049                $19,630              $19,768
 6/30/94            $18,941              $18,035                $19,144              $19,566
 9/30/94            $20,125              $19,162                $20,198              $21,071
12/31/94            $19,959              $19,004                $19,927              $21,229
 3/31/95            $20,882              $19,883                $21,426              $23,250
 6/30/95            $22,421              $21,348                $23,521              $25,536
 9/30/95            $24,663              $23,483                $25,556              $27,854
12/31/95            $25,642              $24,415                $26,186              $29,122
 3/31/96            $27,410              $26,099                $27,618              $30,685
 6/30/96            $28,736              $27,362                $28,883              $32,637
 9/30/96            $29,866              $28,438                $29,764              $33,812
12/31/96            $31,062              $29,576                $31,412              $35,854
 3/31/97            $30,637              $29,172                $31,146              $36,048
 6/30/97            $34,991              $33,317                $36,074              $42,864
 9/30/97            $36,531              $34,784                $39,842              $46,088
12/31/97            $36,686              $34,932                $39,394              $46,787
 3/31/98            $42,660              $40,620                $44,488              $53,876
 6/30/98            $44,168              $42,056                $45,290              $56,322
 9/30/98            $39,945              $38,034                $39,242              $51,208
12/31/98            $49,614              $47,241                $48,102              $64,901


     The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


Investment Results Per Share


TOTAL RETURNS
For Periods Ended December 31, 1998

                                                                                       AVERAGE ANNUAL
                                                             ----------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             -----------     --------      --------      --------    -----------   -----------
Class A**
With Sales Charge                                6.93%        28.88%        17.90%        16.80%          n/a           n/a
Without Sales Charge                            12.33         35.24         19.04         17.37           n/a           n/a

Class B**
With CDSC+                                       6.77         29.13           n/a           n/a         22.32%          n/a
Without CDSC                                    11.77         34.13           n/a           n/a         23.11           n/a

Class D**
With 1% CDSC                                    10.94         33.33           n/a           n/a           n/a           n/a
Without CDSC                                    11.94         34.33         17.54           n/a           n/a         17.74%

Lipper Growth Funds Average***                   6.21         22.11         18.89         17.01         21.64++       18.78+++

Russell 1000 Growth Index***                    15.22         38.71         25.70         20.56         31.15++       24.06+++

NET ASSET VALUE

                 DECEMBER 31, 1998          JUNE 30, 1998             DECEMBER 31, 1997
                 -----------------          -------------             -----------------
Class A               $7.42                     $7.32                      $6.08
Class B                6.72                      6.72                       5.60
Class D                6.73                      6.72                       5.60

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1998

                   DIVIDEND PAID                                          CAPITAL GAIN
                ------------------                                      ----------------
Class A                $0.01                Paid                             $0.730
Class B                 --                  Undistributed Realized            0.130#
Class D                 --                  Unrealized                        2.664##


     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
*    Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Growth Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The Russell 1000 Growth Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 3% since inception.

++   From April 30, 1996.

+++  From April 30, 1993.

# Represents net gain realized from November and December 1998, payable in 1999.

## Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW

Diversification of Net Assets
December 31, 1998

                                                                                                          PERCENT OF NET ASSETS
                                                                                                                DECEMBER 31,
                                                                                                          ----------------------
                                                           ISSUES         COST                VALUE         1998          1997
                                                           -------    ------------        ------------    -------       --------
Common Stocks:
    Basic Materials ................................          --                --                  --        --           1.1
    Capital Goods ..................................           5      $ 84,084,036        $114,291,425      11.4           9.0
    Communications Services ........................           4        55,740,103          82,518,696       8.3           1.9
    Consumer Cyclicals .............................           6        61,863,158         119,534,613      12.0          12.9
    Consumer Staples ...............................          10       128,902,072         171,415,463      17.2          14.9
    Energy .........................................           1         4,553,302           3,941,438       0.4           1.1
    Financial Services .............................           5        28,606,474          60,328,137       6.0          18.3
    Health Care ....................................           9       102,883,312         166,179,863      16.7          19.0
    Industrial Equipment ...........................          --                --                  --        --           0.8
    Printing and Publishing ........................          --                --                  --        --           0.1
    Technology .....................................          11       119,415,810         224,924,645      22.5          18.9
    Utilities ......................................           1         6,299,689           9,716,612       1.0            --
    Miscellaneous ..................................          --                --                  --        --           0.1
                                                           -----      ------------        ------------     -----         -----
                                                              52       592,347,956         952,850,892      95.5          98.1
Short-Term Holdings and
    Other Assets Less Liabilities ..................           2        44,984,753          44,984,753       4.5           1.9
                                                           -----      ------------        ------------     -----         -----
Net Assets .........................................          54      $637,332,709        $997,835,645     100.0         100.0
                                                           =====      ============        ============     =====         =====


Largest Industries
December 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                         Percent of              Total Dollar
                                         Net Assets                 Amount
                                         ----------              ------------

TECHNOLOGY                                 22.50%                $224,924,645
CONSUMER  STAPLES                          17.20%                $171,415,463
HEALTH  CARE                               16.70%                $166,179,863
CONSUMER  CYCLICALS                        12.00%                $119,534,613
CAPITAL  GOODS                             11.40%                $114,291,425

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months


                                           SHARES
                                 --------------------------
                                                  HOLDINGS
ADDITIONS                         INCREASE        12/31/98
-------------                    ----------      ----------
AlliedSignal ...................    278,700       278,700
AT&T ...........................    262,700       262,700
CBS ............................    627,800       627,800
General Dynamics ...............    338,900       338,900
Microsoft ......................    130,500       380,500
Motorola .......................    401,300       401,300
Raytheon (Class A) .............    276,600       276,600
SBC Communications .............    426,200       426,200
Service Corp. International ....    653,200       653,200
Tyco International .............    562,000       562,000

                                           SHARES
                                 --------------------------
                                                  HOLDINGS
REDUCTIONS                         DECREASE       12/31/98
---------------                  -------------  -----------
AutoZone .......................    507,500            --
Colgate-Palmolive ..............    180,000            --
Dayton Hudson ..................    281,700       208,300
Disney, Walt ...................    254,200(1)         --
Gillette .......................    311,600            --
Hewlett-Packard ................    147,900            --
Lucent Technologies ............     84,000       161,000
MBNA ...........................    605,000(2)         --
PepsiCo ........................    210,700            --
Schering-Plough ................    160,000            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1)  Includes 157,200 shares received as a result of a 3-for-1 stock split.
(2)  Includes 155,000 shares received as a result of a 3-for-2 stock split.

Largest Portfolio Holdings
December 31, 1998

SECURITY                                       VALUE
----------                                 -------------
Microsoft ..........................        $52,711,141
Tyco International .................         42,395,875
Merck ..............................         35,888,063
Bristol-Myers Squibb ...............         33,974,994
General Electric ...................         33,384,644

SECURITY                                       VALUE
----------                                 -------------
Cisco Systems ......................        $31,181,573
Philip Morris ......................         30,382,650
Interpublic Group of Companies .....         29,906,250
Wal-Mart Stores ....................         28,910,313
MCI WorldCom .......................         28,533,046

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

                                                     SHARES             VALUE
                                                  -----------       ------------
COMMON STOCKS 95.5%
CAPITAL GOODS 11.4%
AlliedSignal
   Producer of aerospace and
   automotive materials                               278,700       $ 12,349,894
General Dynamics
   Manufacturer of defense
   products                                           338,900         19,868,012
General Electric
   Supplier of diversified
   electronics                                        327,100         33,384,644
Illinois Tool Works
   Manufacturer of fasteners,
   tools, and plastic items                           108,500          6,293,000
Tyco International
   Worldwide provider of
   fire protection devices,
   electronic security services,
   and underwater
   telecommunication systems                          562,000         42,395,875
                                                                    ------------
                                                                     114,291,425
                                                                    ------------
COMMUNICATIONS SERVICES 8.3%
AT&T
   Provider of communications
   services                                           262,700         19,768,175
Bell Atlantic
   Provider of telephone services
   in the Atlantic region                             200,000         11,362,500
MCI WorldCom
   Provider of
   telecommunications services                        397,500         28,533,046
SBC Communications
   Provider of telephone services                     426,200         22,854,975
                                                                    ------------
                                                                      82,518,696
                                                                    ------------
CONSUMER CYCLICALS 12.0%
Dayton Hudson
   General merchandise retailer
   specializing in large stores                       208,300         11,300,275
Harley-Davidson
   Manufacturer of motorcycles                        248,200         11,758,475
Interpublic Group of Companies
   Worldwide advertising agency                       375,000         29,906,250
Lowe's Companies
   Retailer of building materials
   and supplies                                       250,000         12,796,875
Service Corp. International
   Provider of funeral services                       653,200         24,862,425
Wal-Mart Stores
   Discount retailer                                  355,000         28,910,313
                                                                    ------------
                                                                     119,534,613
                                                                    ------------

CONSUMER STAPLES 17.2%
Bestfoods
   Manufacturer of brand name
   food products                                       180,000         9,585,000
Cardinal Health
   Distributor of pharmaceutical
   products                                            292,500        22,193,438
CBS
   Radio and television
   broadcasting                                        627,800        20,560,450
Coca-Cola
   Manufacturer and marketer of
   soft drinks and consumer
   products                                            125,800         8,412,875
ConAgra
   Developer and manufacturer
   of prepared foods and
   agricultural products                               430,000        13,545,000
Kroger*
   Operator of supermarkets and
   convenience stores                                  213,000        12,886,500
Newell
   Manufacturer and marketer of
   home furnishings                                    195,300         8,056,125
Philip Morris
   Manufacturer of tobacco
   products, food, and beverages                       567,900        30,382,650
Procter & Gamble
   Manufacturer and distributor
   of household and personal
   care products                                       200,000        18,262,500
Time Warner
   Diversified media and
   entertainment company                               443,600        27,530,925
                                                                    ------------
                                                                     171,415,463
                                                                    ------------
ENERGY 0.4%
Transocean Offshore
   Provider of contract
   drilling services                                   147,000         3,941,438
                                                                    ------------
FINANCIAL SERVICES 6.0%
American International Group
   International insurance provider                    165,000        15,943,125
Fannie Mae
   Provider of mortgage financing                      140,000        10,360,000
Freddie Mac
   Provider of mortgage financing                      160,000        10,310,000
Washington Mutual
   Regional finance company for
   small and mid-sized businesses                      118,600         4,529,037
Wells Fargo
   Worldwide provider of
   financial services                                  480,400        19,185,975
                                                                    ------------
                                                                      60,328,137
                                                                    ------------
---------------------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998


                                                       SHARES           VALUE
                                                    -----------      -----------

HEALTH CARE 16.7%
American Home Products
   Developer and manufacturer
   of pharmaceuticals, food,
   and housewares                                      262,500      $ 14,782,031
Baxter International
   Manufacturer and distributor of
   hospital and laboratory products                     74,800         4,810,575
Bristol-Myers Squibb
   Developer and manufacturer
   of health and personal care
   products                                            253,900        33,974,994
Johnson & Johnson
   Developer and manufacturer
   of health care products                             250,000        20,968,750
Eli Lilly
   Developer and manufacturer
   of pharmaceuticals                                   90,900         8,078,738
Medtronic
   Manufacturer of pacemakers
   and related cardiovascular
   products                                            107,400         7,974,450
Merck
   Developer and manufacturer
   of pharmaceuticals                                  243,000        35,888,063
Pfizer
   Manufacturer of health
   care consumer products
   and specialty chemicals                             226,600        28,424,137
Warner-Lambert
   Developer, manufacturer,
   and marketer of
   pharmaceutical and
   health care products                                150,000        11,278,125
                                                                    ------------
                                                                     166,179,863
                                                                    ------------
TECHNOLOGY 22.5%
Applied Materials*
   Developer, manufacturer, and
   marketer of semiconductor
   wafer fabrication equipment                         209,800         8,962,394
Cisco Systems*
   Manufacturer of computer
   network routers and switches                        335,850        31,181,573
Computer Associates
  International
   Developer of software utilities
   and databases                                       212,400         9,053,550
Compuware
   Provider of mainframe software
   and consulting services                             185,000        14,447,343
EMC*
   Manufacturer of enterprise
   storage devices                                     240,000        20,400,000


                                                 SHARES OR
                                                 PRIN. AMT.          VALUE
                                               -------------    ---------------
TECHNOLOGY (CONTINUED)
International Business Machines
   Manufacturer of micro and
   personal computers                              50,000shs.   $     9,237,500
Lucent Technologies
   Manufacturer of tele-
   communication equipment                        161,000            17,710,000
Microsoft*
   Provider of computer software
   products                                       380,500            52,711,141
Motorola
   Producer of wireless
   communications and
   equipment                                      401,300            24,504,381
Raytheon (Class A)
   Producer of defense and
   commercial electronics                         276,600            14,296,763
Xerox
   Developer, manufacturer, and
   marketer of office
   automation products                            190,000            22,420,000
                                                                ---------------
                                                                    224,924,645
                                                                ---------------
UTILITIES 1.0%
AES*
   Electrical supplier                            205,100             9,716,612
                                                                ---------------
Total Common Stocks
   (Cost $592,347,956)                                              952,850,892
                                                                ---------------


SHORT-TERM HOLDINGS 5.5%
Bank of Nova Scotia, Grand
  Cayman Fixed Time Deposit,
   43/4%, 1/4/1999                        $    27,446,000            27,446,000
State Street Bank and Trust,
  Grand Cayman
  Fixed Time Deposit,
   41/2%, 1/4/1999                             27,447,000            27,447,000
                                                                ---------------
TOTAL SHORT-TERM HOLDINGS
   (Cost $54,893,000)                                                54,893,000
                                                                ---------------
TOTAL INVESTMENTS 101.0%
   (Cost $647,240,956)                                            1,007,743,892
OTHER ASSETS
  LESS LIABILITIES (1.0)%                                            (9,908,247)
                                                                ---------------
NET ASSETS 100.0%                                               $   997,835,645
                                                                ===============
----------
*    Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS:
Investments, at value:
  Common stocks (cost $592,347,956) ...............................................       $952,850,892
  Short-term holdings (cost $54,893,000) ..........................................         54,893,000              $1,007,743,892
                                                                                        --------------
Cash .................................................................................................                     456,489
Receivable for securities sold .......................................................................                  10,568,365
Receivable for Capital Stock sold ....................................................................                   2,746,737
Receivable for interest and dividends ................................................................                     857,797
Investment in, and expenses prepaid to, shareholder service agent ....................................                     193,501
Other ................................................................................................                      78,823
                                                                                                                    --------------
Total Assets .........................................................................................               1,022,645,604
                                                                                                                    --------------

LIABILITIES:
Payable for securities purchased .....................................................................                  22,526,465
Payable for Capital Stock repurchased ................................................................                     675,245
Accrued expenses, taxes, and other ...................................................................                   1,608,249
                                                                                                                    --------------
Total Liabilities ....................................................................................                  24,809,959
                                                                                                                    --------------
Net Assets ...........................................................................................              $  997,835,645
                                                                                                                    ==============

Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
  135,309,110 shares outstanding):
  Class A ............................................................................................              $  125,915,551
  Class B ............................................................................................                   3,984,905
  Class D ............................................................................................                   5,408,654
Additional paid-in capital ...........................................................................                 484,642,093
Accumulated net investment loss ......................................................................                    (231,942)
Undistributed net realized gain ......................................................................                  17,613,646
Net unrealized appreciation of investments ...........................................................                 360,502,738
                                                                                                                    --------------
Net Assets ...........................................................................................              $  997,835,645
                                                                                                                    ==============

NET ASSET VALUE PER SHARE:
Class A ($934,654,180 / 125,915,551 shares) ..........................................................                       $7.42
                                                                                                                             =====
Class B ($26,790,850 / 3,984,905 shares) .............................................................                       $6.72
                                                                                                                             =====
Class D ($36,390,615 / 5,408,654 shares) .............................................................                       $6.73
                                                                                                                             =====

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends ............................................................................             $   7,229,828
Interest .............................................................................                 3,464,012
                                                                                                   -------------
Total Investment Income (net of foreign taxes withheld of $8,415) ...............................................    $  10,693,840

EXPENSES:
Management fee .......................................................................                 6,000,039
Distribution and service fees ........................................................                 2,277,732
Shareholder account services .........................................................                 1,161,140
Custody and related services .........................................................                   171,570
Registration .........................................................................                   131,270
Shareholder reports and communications ...............................................                   110,943
Auditing and legal fees ..............................................................                    92,187
Directors' fees and expenses .........................................................                    22,490
Miscellaneous ........................................................................                    32,605
                                                                                                   -------------
Total Expenses ..................................................................................................        9,999,976
                                                                                                                     -------------
Net Investment Income ...........................................................................................          693,864

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments .....................................................               137,133,994
Net realized loss from foreign currency transactions .................................                (3,183,176)
Net change in unrealized appreciation of investments .................................               126,289,172
Net change in unrealized depreciation on translations of assets
  and liabilities denominated in foreign currencies ..................................                 3,073,583
                                                                                                   -------------
Net Gain on Investments and Foreign Currency Transactions ............................ ..........................      263,313,573
                                                                                                                     -------------
Increase in Net Assets from Operations ..........................................................................     $264,007,437
                                                                                                                     =============

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                              -------------------------------------
                                                                                                   1998                    1997
                                                                                              -------------           -------------
OPERATIONS:
Net investment income (loss) .......................................................          $     693,864           $    (281,431)
Net realized gain on investments ...................................................            137,133,994             112,859,384
Net realized loss from foreign currency transactions ...............................             (3,183,176)               (896,184)
Net change in unrealized appreciation of investments ...............................            126,289,172              13,601,198
Net change in unrealized depreciation of assets and liabilities
  denominated in foreign currencies ................................................              3,073,583              (2,776,834)
                                                                                              -------------           -------------
Increase in Net Assets from Operations .............................................            264,007,437             122,506,133
                                                                                              -------------           -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .........................................................................             (1,259,431)                     --
Net realized gain on investments:
   Class A .........................................................................            (85,132,303)            (88,125,334)
   Class B .........................................................................             (2,101,759)               (436,521)
   Class D .........................................................................             (3,291,473)             (1,908,912)
                                                                                              -------------           -------------
Decrease in Net Assets from Distributions ..........................................            (91,784,966)            (90,470,767)
                                                                                              -------------           -------------

                                                                          SHARES
                                                             --------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                             --------------------------------
                                                                  1998              1997
                                                             -------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .............................................         6,247,606          1,803,217         43,436,023         11,441,313
   Class B .............................................         1,189,920            445,150          7,641,423          2,599,277
   Class D .............................................           609,777            574,002          3,885,427          3,413,694
Investment of dividends:
   Class A .............................................           135,042                 --            937,188                 --
Exchanged from associated Funds:
   Class A .............................................        62,988,477         31,958,901        438,189,220        206,157,045
   Class B .............................................         2,657,809            276,718         16,973,170          1,652,977
   Class D .............................................        22,625,884          7,361,738        144,402,504         43,996,593
Shares issued in payment of
   gain distributions:
   Class A .............................................         9,931,558         11,845,991         68,030,814         69,654,414
   Class B .............................................           315,870             75,334          1,958,406            408,312
   Class D .............................................           511,974            325,908          3,174,239          1,766,426
                                                             -------------      -------------      -------------      -------------
Total ..................................................       107,213,917         54,666,959        728,628,414        341,090,051
                                                             -------------      -------------      -------------      -------------
Cost of shares repurchased:
   Class A .............................................       (12,291,159)        (8,524,026)       (85,236,803)       (54,800,294)
   Class B .............................................          (220,048)          (127,571)        (1,386,808)          (798,290)
   Class D .............................................          (729,441)          (545,926)        (4,591,818)        (3,268,572)
Exchanged into associated Funds:
   Class A .............................................       (61,662,662)       (31,908,540)      (429,794,412)      (206,538,604)
   Class B .............................................          (712,218)           (76,212)        (4,510,173)          (447,915)
   Class D .............................................       (20,427,040)        (6,990,014)      (130,233,642)       (41,992,651)
                                                             -------------      -------------      -------------      -------------
Total ..................................................       (96,042,568)       (48,172,289)      (655,753,656)      (307,846,326)
                                                             -------------      -------------      -------------      -------------
Increase in Net Assets from
  Capital Share Transactions ...........................        11,171,349          6,494,670         72,874,758         33,243,725
                                                             =============      =============      =============      =============
Increase in Net Assets ......................................................................        245,097,229         65,279,091
NET ASSETS:
Beginning of year ...........................................................................        752,738,416        687,459,325
                                                                                                   -------------      -------------
End of Year (including accumulated net investment
   loss of $231,942 and $247,853, respectively) .............................................      $ 997,835,645      $ 752,738,416
                                                                                                   =============      =============


------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Growth Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Foreign Currency Transactions -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

          The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

f. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components

NOTES TO FINANCIAL STATEMENTS


     of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

          For the year ended December 31, 1998, the Fund redeemed 96,042,568 of its shares from shareholders aggregating $655,753,656, of which approximately $55,700,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $617,700,814 and $666,675,535, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $362,683,075 and $2,180,139, respectively.

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund's average daily net assets.

     Prior to March 31, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed all or a portion of the Fund's foreign investments. For this service, the Manager paid Seligman Henderson Co. a monthly fee.

     Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $30,576 from sales of Class A shares, after commissions of $231,641 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $1,949,527, or 0.24% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $102,607 and $225,598, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $7,750.

NOTES TO FINANCIAL STATEMENTS


     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $11,100.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $23,421 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $674,868, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,149,344 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $231,942 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS


     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                                                          CLASS A
                                                        ----------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                            1998            1997            1996            1995            1994
                                                        -----------     -----------     -----------     -----------     -----------
PER SHARE DATA:
Net Asset Value, Beginning of Year ...................       $6.08           $5.85           $5.22           $4.54           $5.26
                                                          --------        --------        --------       ---------       ---------
Income from Investment Operations:
Net investment income (loss) .........................        0.01              --           (0.01)           0.01            0.01
Net realized and unrealized gain (loss) on investments        2.07            1.06            1.13            1.27           (0.22)
Net realized and unrealized gain (loss) from
  foreign currency transactions ......................          --           (0.03)          (0.01)           0.01              --
                                                          --------        --------        --------       ---------       ---------
Total from Investment Operations .....................        2.08            1.03            1.11            1.29           (0.21)
                                                          --------        --------        --------       ---------       ---------
Less Distributions:
Dividends from net investment income .................       (0.01)             --              --           (0.01)          (0.01)
Distributions from net realized capital gain .........       (0.73)          (0.80)          (0.48)          (0.60)          (0.50)
                                                          --------        --------        --------       ---------       ---------
Total Distributions ..................................       (0.74)          (0.80)          (0.48)          (0.61)          (0.51)
                                                          --------        --------        --------       ---------       ---------
Net Asset Value, End of Year .........................       $7.42           $6.08           $5.85           $5.22           $4.54
                                                          ========        ========        ========       =========       =========

TOTAL RETURN:                                                35.24%          18.11%          21.14%          28.47%          (3.84)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted) ...............    $934,654        $732,754        $675,086        $597,510        $513,328
Ratio of expenses to average net assets ..............        1.14%           1.16%           1.20%           0.94%           0.90%
Ratio of net income (loss) to average net assets .....        0.11%          (0.02)%         (0.12)%          0.17%           0.14%
Portfolio turnover rate ..............................       77.85%          54.15%          26.05%         102.30%          93.59%

----------------------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                      CLASS B
                                                      ------------------------------------
                                                          YEAR ENDED
                                                          DECEMBER 31,           4/22/96*
                                                      ---------------------         TO
                                                       1998           1997      12/31/96
                                                      -------     ----------    ----------
PER SHARE DATA:
Net Asset Value, Beginning of Period ...........        $5.60          $5.49         $5.35
                                                      -------        -------       -------
Income from Investment Operations:
Net investment income (loss) ...................        (0.04)         (0.05)        (0.03)
Net realized and unrealized gain on investments          1.89           0.99          0.65
Net realized and unrealized gain (loss) from
  foreign currency transactions ................           --          (0.03)           --
                                                      -------        -------       -------
Total from Investment Operations ...............         1.85           0.91          0.62
                                                      -------        -------       -------
Less Distributions:
Dividends from net investment income ...........           --             --            --
Distributions from net realized capital gain ...        (0.73)         (0.80)        (0.48)
                                                      -------        -------       -------
Total Distributions ............................        (0.73)         (0.80)        (0.48)
                                                      -------        -------       -------
Net Asset Value, End of Period .................        $6.72          $5.60         $5.49
                                                      =======        =======       =======

TOTAL RETURN:                                           34.13%         17.10%        11.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......      $26,791         $4,219          $880
Ratio of expenses to average net assets ........         1.90%          1.93%         1.99%+
Ratio of net income (loss) to average net assets        (0.65)%        (0.79)%       (0.83)%+
Portfolio turnover rate ........................        77.85%         54.15%        26.05%++

                                                                                          CLASS D
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                              1998           1997           1996            1995          1994
                                                              -----          -----          -----          -----         -----
PER SHARE DATA:
Net Asset Value, Beginning of Year ...................        $5.60          $5.49          $4.96          $4.38         $5.23
                                                              -----          -----          -----          -----         -----
Income from Investment Operations:
Net investment income (loss) .........................        (0.04)         (0.05)         (0.05)         (0.04)        (0.12)
Net realized and unrealized gain (loss) on investments         1.90           0.99           1.07           1.21         (0.23)
Net realized and unrealized gain (loss) from
  foreign currency transactions ......................           --          (0.03)         (0.01)          0.01            --
                                                              -----          -----          -----          -----         -----
Total from Investment Operations .....................         1.86           0.91           1.01           1.18         (0.35)
                                                              -----          -----          -----          -----         -----
Less Distributions:
Dividends from net investment income .................           --             --             --             --            --
Distributions from net realized capital gain .........        (0.73)         (0.80)         (0.48)         (0.60)        (0.50)
                                                              -----          -----          -----          -----         -----
Total Distributions ..................................        (0.73)         (0.80)         (0.48)         (0.60)        (0.50)
                                                              -----          -----          -----          -----         -----
Net Asset Value, End of Year .........................        $6.73          $5.60          $5.49          $4.96         $4.38
                                                              =====          =====          =====          =====         =====

TOTAL RETURN:                                                 34.33%         17.10%         20.21%         27.01%        (6.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ...............      $36,391        $15,765        $11,493         $6,412        $1,742
Ratio of expenses to average net assets ..............         1.90%          1.93%          1.97%          1.91%         2.93%
Ratio of net income (loss) to average net assets .....        (0.65)%        (0.79)%        (0.88)%        (0.83)%       (2.34)%
Portfolio turnover rate ..............................        77.85%         54.15%         26.05%        102.30%        93.59%


----------
*    Commencement of offering of shares.
+    Annualized.
++   For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999


--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1998 DIVIDEND AND GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS

The dividend paid to Class A shareholders in 1998 is taxable as ordinary income for federal tax purposes, regardless of whether it was received in cash or in shares. Under the Internal Revenue Code, 67.20% of the dividend paid to Class A shareholders has been designated as qualifying for the dividends received deduction available to corporate shareholders. In order to claim the dividends received deduction for this distribution, corporate shareholders must have held the Fund's shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

A long-term capital gain distribution of $0.730 per share from 1998 undistributed net realized gain was paid on November 23, 1998 to Class A, B, and D shareholders. In 1997, Congress revised the capital gain provisions, so that depending on how long a security was owned when it was sold, investors may have been faced with a 28% capital gains rate, a 20% rate, or both. In October 1998, Congress simplified the capital gains provisions so that, generally, all gains on securities held more than one year are to be taxed at a maximum 20% rate. The distributions from net long-term gain are designated as "capital gain dividends" for federal income tax purposes and are taxable to shareholders in 1998 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less, any loss on the sale would be treated as long-term to the extent it offsets the long-term capital gain distribution.

If the gain distributions were paid in shares, the per share cost basis for federal income tax purposes is $6.85 for Class A shares and $6.20 for Class B and D shares for the November 23 distribution.

A 1998 year-end statement of account activity and a 1998 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.


--------------------------------------------------------------------------------

FOR MORE INFORMATION


Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450       Shareholder Services

(800) 445-1777       Retirement Plan Services

(212) 682-7600       Outside the
                     United States

(800) 622-4597       24-Hour Automated
                     Telephone Access
                     Service

--------------------------------------------------------------------------------

BOARD OF DIRECTORS


--------------------------------------------------------------------------------

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
    at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
    Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
    J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
    J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICIMutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
    J. &W. Seligman &Co. Incorporated

----------
Member:     1 Executive Committee
            2 Audit Committee
            3 Director Nominating Committee
            4 Board Operations Committee

--------------------------------------------------------------------------------


Executive Officers


--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Marion S. Schultheis
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

  This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of
     Seligman Growth Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.


                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                     [LOGO]



                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017






EQGR2  12/98                                     [LOGO]Printed on Recycled Paper